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                                                                 EXHIBIT 24
                              POWER OF ATTORNEY


KNOW ALL PERSONS BY THESE PRESENTS:

     Each of the undersigned hereby constitutes and appoints BURTON E. BROOME, SHIRLEY H. BUCCIERI and ROBERT D. MYERS, and each of them with power to act alone, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign (either manually or electronically through the EDGAR System of the United States Securities and Exchange Commission) the 1996 Annual Report on Form 10-K for Transamerica Corporation and any and all amendments thereto, and to file the same, together with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each such attorney-in-fact full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises hereof, as fully to all intents and purposes as he or she might do or could do in person, hereby ratifying and confirming all that each such attorney-in-fact or his or her substitutes may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned directors have executed this Power of Attorney effective as of the 21st day of March, 1997.


SAMUEL L. GINN                       TONI REMBE
______________________________       ______________________________
Samuel L. Ginn                       Toni Rembe


FRANK C. HERRINGER                   CONDOLEEZZA RICE
______________________________       ______________________________
Frank C. Herringer                   Condoleezza Rice


ROBERT W. MATSCHULLAT                CHARLES R. SCHWAB
______________________________       ______________________________
Robert W. Matschullat                Charles R. Schwab

                                     FORREST N. SHUMWAY
______________________________       ______________________________
Gordon E. Moore                      Forrest N. Shumway


PETER V. UEBERROTH
______________________________
Peter V. Ueberroth